UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 6, 2025

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 AGIOU GEORGIOU, Pilea, Thessaloniki, Greece	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On May 6, 2025, Cosmos Health Inc. (the “Company”) announced that it has received a formal notice from the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is eligible for an additional one hundred eighty (180) calendar day period, through November 3, 2025, to regain compliance with the Nasdaq’s minimum bid price requirement as one of the continued listing requirements set forth under Nasdaq Listing Rule 5550(a)(2).

As previously disclosed, on November 6, 2024, the Company received a non-compliance letter from Nasdaq for its failure to maintain a minimum bid price of $1.00 per share for thirty (30) consecutive business days pursuant to Nasdaq Listing Rule 5810(c)(3)(A). The Company had one hundred eighty (180) calendar days (from November 6, 2024 to May 5, 2025) to regain compliance by the closing bid price of the Company’s common stock being at least $1.00 per share for ten (10) consecutive business days.

The second compliance period was granted as the Company continues to meet all other applicable continued listing requirements for the Nasdaq Capital Market, other than the bid price rule. In accordance with the Nasdaq rules, the Company has indicated its intention to resolve the deficiency and regain compliance within the second compliance period.

If at any time during this second compliance period the closing bid price of the Company’s common stock meets or exceeds $1.00 per share for at least ten (10) consecutive business days, Nasdaq will provide written confirmation of compliance and the matter will be closed.

A press release announcing the matter described above and titled “Cosmos Health Receives Additional 180-Day Compliance Period from Nasdaq” is attached hereto as Exhibit 99.1 and incorporated herein by reference. Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release dated May 6, 2025 titled “Cosmos Health Receives Additional 180-Day Compliance Period from Nasdaq”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: May 7, 2025	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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